FOURTH EXTENSION AGREEMENT

         THIS FOURTH EXTENSION AGREEMENT is made and entered into effective September 5, 2003, by and between Pioneer Oil, LLC, a Montana limited liability company, of Billings, Montana ("Pioneer") and Dolphin Energy Corporation, of Miami, Florida ("Dolphin").

         WITNESSETH, that:

         WHEREAS,   Pioneer  and  Dolphin   entered  into  that  certain   Lease
Acquisition and Drilling Agreement dated September 30, 2002 (the "Lease Acquisition and Drilling Agreement"); and

         WHEREAS, by Letter Agreement agreed to and accepted January 4, 2003, the parties agreed to amend Articles III-B and C and Article V-A of the Lease Acquisition and Drilling Agreement; and

         WHEREAS, by Letter Agreement agreed to and accepted January 30, 2003, the parties agreed to amend Article III, Article IV-B, Article IV-C and Article V-A of the parties' Lease Acquisition and Drilling Agreement; and

         WHEREAS, by Agreement made and entered into effective April 21, 2003, the entered into a Third Extension Agreement; and

         WHEREAS, the parties now wish to enter into this Fourth Extension Agreement.

         NOW, THEREFORE, in consideration of the premises and for adequate consideration, and for the mutual promises and covenants undertaken herein, it is agreed as follows:

         1. Dolphin's obligations under Paragraph IV-A and V-A under the Lease Acquisition and Drilling Agreement are hereby extended to October 1, 2003, subject, however, to the other terms and conditions of the prior Agreements between the parties.

         2.       Time  shall  be  of  the  essence  of  all   obligations   and
                  undertakings of the parties pursuant to the Lease Acquisition and Drilling Agreement and all amendments thereto.

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         3.       This Fourth Extension Agreement shall be signed by the parties in counterpart and exchanged via facsimile transmission.

         DATED this 5th day of September, 2003.

                               Dolphin Energy Corporation


                               By:     /s/ MARC BRUNER
                                  ----------------------------------------------
                                       Authorized Officer



                               Pioneer Oil, LLC


                               By:     /s/
                                  ----------------------------------------------
                                        Authorized Member

















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